                                   Exhibit 10

                                Voting Agreement

                                                                      EXHIBIT 10




                                VOTING AGREEMENT

         AGREEMENT (this "Agreement") dated as of the 13th day of March, 2000, between LEG PARTNERS III SBIC, L.P. ("LEG"), ANAND SHARMA ("Sharma") and WILLIAM
A. SCHWARTZ ("Schwartz").

         PRELIMINARY STATEMENT. On the date hereof, LEG is purchasing 500,000 shares of common stock, par value $.001 per share (the "Common Stock"), of TBM Holdings, Inc., a Florida corporation (the "Company"), pursuant to that certain Subscription and Investment Representation Agreement, dated February 23, 2000 (the "Subscription Agreement"). Pursuant to the terms of the Subscription Agreement, LEG desires to give Sharma or, in the event of the death or incapacity of Sharma, Schwartz, with full power of substitution, the right to vote, or to execute and deliver written consents or otherwise act in respect of, such 500,000 shares of Common Stock and any other shares of Common Stock or capital stock of the Company which may be issued to or acquired by LEG from time to time in respect of such 500,000 shares of Common Stock, whether by exchange, conversion of securities, stock split, dividend, combination of shares or any similar capital adjustment, or through any corporate reorganization or otherwise, so long as such shares remain subject to this Agreement (the "Shares"), all in accordance with the terms and conditions set forth in this Agreement. Sharma or, in the event of the death or incapacity of Sharma, Schwartz is sometimes referred to herein as the "Proxyholder."

         In consideration of the foregoing premises and the mutual covenants and agreements set forth herein, LEG, Sharma and Schwartz hereby agree as follows:

         1. Voting Agreement. On and after the date hereof, LEG agrees to vote the Shares at all meetings of the shareholders of the Company, to execute and deliver written consents as permitted pursuant to the Florida Business Corporation Act, or the comparable laws of any state to which the Company changes its state of incorporation, or to otherwise act with respect to the Shares in the same manner as the Proxyholder is required pursuant to Section 3 below to vote the Shares, give his written consent or otherwise act with respect to the Shares from time to time, including without limitation, refraining from voting the Shares or giving a consent or otherwise acting in respect thereof.

         2. Irrevocable Proxy. To ensure compliance with Section 1, LEG hereby agrees to grant to the Proxyholder an irrevocable proxy in the form of Exhibit A annexed hereto, pursuant to the provisions of Section 607.0722 of the Florida Business Corporation Act (or, in the event the Company changes its state of incorporation, pursuant to any comparable law of the Company's state of incorporation), to vote, or to execute and deliver written consents or otherwise act in respect of the Shares in the manner required by Section 3 below, as fully, to the same extent and with the same effect as LEG might or could do under applicable laws or regulations governing the rights and powers of shareholders of a corporation incorporated under the laws of the Company's state of incorporation. LEG hereby affirms that the proxy granted hereunder is given as a condition of the voting agreement provided in Section 1 and as such is coupled with an interest and is irrevocable. LEG agrees from time to time to take such further action and to execute and deliver such further agreements, proxies and other instruments as may be necessary to carry out the intent of this Agreement, including, without limitation, this Section 2.

         3. Duties of the Proxyholder; Manner of Voting Shares. In consideration of LEG's entering into this Agreement and granting the irrevocable proxy provided under Section 2, the Proxyholder hereby covenants and agrees to vote the Shares, execute and deliver written consents or otherwise act in the same manner and in the same proportion (for or against or abstain with respect to any proposition or not voted in respect of such proposition) that all shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") by Colt Capital, LLC, Colt Services, Inc., TBM Capital II, LLC, Sharma and Schwartz (the "Voting Group") are voted for or against or abstain with respect to such proposition or are not voted. By way of illustration, pursuant to this Section 3 the Shares will be voted in accordance with a fraction, (x) the numerator of which is the number of shares of Common Stock beneficially owned by the Voting Group that is voted for or against or that abstain with respect to or that do not vote with respect to a proposition and (y) in each case, the denominator of which is the total number of shares of Common Stock beneficially owned by the Voting Group.

         4. Termination. This Agreement shall terminate on the earlier to occur of (a) the mutual agreement of the parties hereto to the Agreement's termination or (b) the death or permanent disability of Sharma and Schwartz. This Agreement and the irrevocable proxy provided under Section 2 shall also terminate as to any Shares sold, transferred or assigned to any person who is not (i) an affiliate (as defined in the Securities Act of 1933 and the rules and regulations thereunder (the "Securities Act")) of LEG or (ii) after giving effect to such sale, transfer or assignment, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of ten percent or more of the Common Stock.

         5. Legend. As long as this Agreement shall remain in effect with respect to any Shares, each and every certificate or other instrument representing the Shares shall bear on the face or the reverse side thereof a legend in substantially the following form, in addition to such other restrictive legends as may be required by law or pursuant to any other agreement:

                  The securities represented by this certificate are subject to the terms and conditions of a Voting Agreement between the registered owner hereof and certain holders of securities of the Corporation, and to the irrevocable proxy granted thereunder, a copy of which Agreement has been deposited with the Corporation at its principal business office.

Upon the written request of LEG, the Company shall promptly cause the removal of the foregoing legend on any certificate representing any shares of Common Stock as to which this

Agreement and the irrevocable proxy provided under Section 2 are no longer applicable in accordance with the terms of this Agreement.

         6. Miscellaneous Provisions.

         (a) Entire Agreement; Termination. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and unless terminated as provided herein, shall be irrevocable and specifically enforceable in accordance with its terms as between the parties hereto and their transferees.

         (b) Notices and Communications. All notices and other communications to be given to a party under this Agreement shall either be hand delivered, sent by facsimile transmission or by overnight national delivery service or by certified or registered mail to the following:

         in the case of LEG:        c/o Golub Associates Incorporated
                                    555 Madison Avenue, 30th Floor
                                    New York, New York   10022
                                    Facsimile No.: (212) 750-5505

         in the case of Sharma:     c/o TBM Holdings, Inc.
                                    136 Main Street, Suite 203
                                    Westport, Connecticut   06880
                                    Facsimile No.: (203) 227-1050

         in the case of Schwartz:   c/o TBM Holdings, Inc.
                                    136 Main Street, Suite 203
                                    Westport, Connecticut   06880
                                    Facsimile No.: (203) 227-1050

or to such other address as may be designated by either party hereto in a writing delivered to the other party in the manner set forth in this Section. Notices sent by certified or registered mail shall be deemed received three business days after being mailed; all other notices shall be deemed received on the date delivered.

         (c) Binding Effect. This Agreement and the irrevocable proxy provided under Section 2 shall be binding upon and enforceable by each of the parties hereto and their respective heirs, executors, administrators or other legal representatives and assigns, and shall be binding upon all transferees of LEG; provided, however, that this Agreement and the irrevocable proxy provided under
Section 2 shall not apply as to any Shares sold, transferred or assigned to any person who is not (i) an affiliate (as defined in the Securities Act) of LEG or
(ii) after giving
effect to such sale, transfer or assignment, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of ten percent or more of the Common Stock.

         (d) Governing Law. This Agreement and the irrevocable proxy provided under Section 2 shall be governed by, and interpreted and enforced in accordance with, the laws of the Company's state of incorporation. LEG agrees to execute any amendment or supplement to this Agreement or the irrevocable proxy provided under Section 2 necessary to conform the terms of this Agreement to the laws of any state to which the Company changes its state of incorporation.

         (e) Severability. If any provision of this Agreement is declared void by a court, governmental agency or other entity of competent jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, LEG, Sharma and Schwartz have executed this Agreement as of the date first above written.

                                        LEG PARTNERS III SBIC, L.P.
                                        By:  Golub PS-GP, LLC

                                        By:  /s/ Lawrence E. Golub
                                             ------------------------------
                                                 Lawrence E. Golub, Manager

                                        /s/ Anand Sharma
                                        -----------------------------------
                                            Anand Sharma

                                        /s/ William A. Schwartz
                                        -----------------------------------
                                            William A. Schwartz

The Company hereby agrees to the last sentence in Section 5 of this Agreement.

TBM HOLDINGS, INC.

By:  /s/ William A. Schwartz
     ----------------------------------
         William A. Schwartz, President

                                                                       EXHIBIT A

                                IRREVOCABLE PROXY

         The undersigned, as holder of 500,000 shares of common stock, par value $.001 per share (the "Common Stock"), of TBM Holdings, Inc., a Florida corporation (the "Company"), hereby grants to Anand Sharma or, in the event of his death or incapacity, William A. Schwartz, or any substitute appointed by such proxy to act in his place, an irrevocable proxy pursuant to the provisions of Section 607.0722 of the Florida Business Corporation Act to vote, or to execute and deliver written consents or otherwise act in respect of, such 500,000 shares of Common Stock and any other shares of Common Stock or capital stock of the Company which may be issued to or acquired by it from time to time in respect of such 500,000 shares of Common Stock, whether by exchange, conversion of securities, stock split, dividend, combination of shares or any similar capital adjustment, or through any corporate reorganization or otherwise, so long as such shares remain subject to the Voting Agreement referred to below (the "Shares"), in the same manner and in the same proportion (for or against any proposition or not voted in respect of such proposition) that all shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) by Colt Capital, LLC, Colt Services, Inc., TBM Capital II, LLC, Anand Sharma and William
A. Schwartz are voted for or against such proposition or are not voted, in accordance with Section 3 of the Voting Agreement referred to below, as fully, to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of shareholders of a Florida corporation. Without limiting the generality of the foregoing, this irrevocable proxy authorizes the proxyholder to vote or otherwise act in accordance with the preceding sentence on all matters that may be submitted for a vote to the shareholders of the Company at any meeting of the shareholders of the Company, and any adjournment thereof, to the fullest extent permitted under the Florida Business Corporation Act, as amended from time to time, and with all powers the undersigned would possess as shareholder thereunder.

         The undersigned hereby affirms that this irrevocable proxy is given pursuant to that certain Voting Agreement, dated as of March 13, 2000, among the undersigned, Anand Sharma and William A. Schwartz (the "Voting Agreement"), and as such is irrevocable and coupled with an interest. This proxy may be exercised by the undersigned for the period beginning on the date hereof and shall remain in full force and effect with respect to Shares until terminated in accordance with the provisions of the Voting Agreement.

         The undersigned hereby consents to and waives notice of the time and place of any meeting of shareholders, and any adjournment thereof, and hereby ratifies and confirms all that this proxy may do and cause to be done by virtue hereof in accordance with the provisions hereof and of the Voting Agreement.

         This proxy shall remain in full force and effect and shall be enforceable against any transferee, assignee or donee of Shares that is (i) an affiliate (as defined in the Securities Act of 1933 and the rules and regulations thereunder) of the undersigned or (ii) after giving effect to such sale, transfer or assignment, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of ten percent or more of the Common Stock.

Dated this 13th day of March, 2000.

                                   LEG Partners III SBIC, L.P.
                                   By:  Golub PS-GP, LLC



                                   ---------------------------
                                   Lawrence E. Golub, Manager




                                       2